[LOGO OF SMITH BARNEY MUTUAL FUNDS]



                                  SMITH BARNEY
                              NEW JERSEY MUNICIPALS
                                              Fund Inc.


                                                       SPECIAL DISCIPLINE SERIES

                                                       ANNUAL REPORT

                                                       MARCH 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney New Jersey Municipals Fund Inc.


    [PHOTO]                                 [PHOTO]
HEATH B. MCLENDON                        JOSEPH P. DEANE
   Chairman                   Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the year ended March 31, 2000. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended March 31, 2000, the Class A, B and L shares of the Fund, without sales charges, reported negative total returns of 4.28%, 4.82% and 4.86%, respectively. In comparison, the Lipper, Inc. ("Lipper") peer group average of New Jersey municipal funds posted a return of negative 2.63% for the same period. (Lipper is an independent fund-tracking organization.) Over the one-year period covered by the report, the Fund distributed income dividends totaling $0.64 per Class A share. For additional performance information please refer to pages 6 through 8.

Relative to our Lipper peer group, we have a greater percentage of portfolio assets allocated to New Jersey health care issues. This sector has come under considerable pressure recently, possibly accounting for the Fund's underperformance relative to its peer group. We are gradually decreasing our exposure to the lower quality issues in this sector and reallocating assets to higher quality issues in sectors where we see the greatest opportunities.

Market and Economic Overview

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

The Federal Reserve Board ("Fed") raised interest rates for the fifth time in nine months, aiming to keep inflation at bay and to curb the nation's rapidly growing economy.1 Perhaps more significant than the Fed's actions was its

-----------
1 On May 16, 2000, after this letter was written, the Fed raised interest rates by 0.50% to 6.50%.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   1
accompanying statement that rapid growth could foster inflationary imbalances that might undermine the economy's record expansion. We believe that this cautionary statement may hint at a slightly more aggressive approach by the Fed in the months ahead. However, we think bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

We believe performance in the bond market during the period has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed rate increases. In our opinion, the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

The bond market experienced a tough year in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter, prompting bond funds to sell their municipal bond holdings. This trend drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to hold municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the resilience of stock markets and the apparent acceleration of consumer demand at the end of the year. Also, we have noted that supply in the new issue market is down substantially from last year.

These factors, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand growth is surpassing even optimistic assessments of the economy's speed limit, threatening to reignite inflation and underscoring the need for Fed vigilance and restraint.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by getting a lower return. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent an extraordinary favorable value for municipal securities.

New Jersey Economic Highlights

New Jersey is among the wealthiest of the U.S. states, continuing to rank second as to personal income per capita. The Garden State has a diverse and broad economy that continues to show moderate growth and recent results have exceeded projections.2 The strength of the economy and conservative budgeting

--------------
2   Source: Fitch IBCA, Inc. an internationally recognized rating agency

--------------------------------------------------------------------------------
2                                            2000 Annual Report to Shareholders
have been responsible for sustained favorable operations, with revenues consistently over estimates and maintenance at a sound level of surplus. Debt remains at a moderate level, but has been increasing, due primarily to transportation, and should continue to expand as the legislature needs to address a large school-building program as well as new transportation funding. Formerly dependent on manufacturing, New Jersey now relies heavily on services and trade.

We continue to favor select New Jersey hospital, transportation, and education municipal bonds. Hospitals in New Jersey (and nationally as well) have become better-run businesses and cost containment for the most part has been successfully implemented. In addition, recent technological developments have enabled many hospitals to accurately monitor their own financial health and that has been generally positive for the entire industry. Heavy volume in new transportation issues has changed the debt structure of the state, as transportation projects supported by federal and state appropriations have been major factors in transportation improvements. Moreover, demographic changes such as an older student population and aging schools have also made it easier for New Jersey officials to get approval for more education bond issuance.

Investment Strategy

The Fund seeks to provide New Jersey investors with as high a level of income3 exempt from Federal and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital. The Fund's manager is supported by an experienced credit analysis team that utilizes extensive research to identify what they believe to be undervalued issues with less risk potential. Over the period covered by this report, the Fund continued to focus on high-quality issues and remains broadly diversified across various sectors.

As of March 31, 2000, approximately 79.3% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Service, Inc., and 46.1% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. (Standard and Poor's Ratings Service and Moody's Investors Service, Inc. are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in hospital bonds (20.4%), industrial development bonds (16.2%) and transportation bonds (13.7%). The Fund's average stated call protection was 7 years as of March 31, 2000.

While no guarantees can be made, our belief that municipal securities are undervalued has led us to rebalance the Fund to capitalize on what we believe will be a future bullish trend. In general, this means buying bonds carrying

------------
3 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   3
maturities of 20 years or longer, with solid credit ratings and trading below fair market value in price. We are targeting, among others, general obligation bonds and high-grade revenue credits like water, sewer and toll-road bonds.

Our investment objective for the Fund has been to maximize the dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have increased, we have been able to invest our excess cash at higher yields.

Our investment strategy going forward will be three-fold:

 .    We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

 .    We are focusing on investing in high-grade issues; and

 .    We are investing in discount paper, as this is where we believe we can obtain the best value.

Our goal is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. We see the best opportunity for reward right now at the long end of the curve. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

Market Outlook

We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed tightenings, we think that such future moves would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains moderate. It is our belief that any further Fed policy actions have already been comfortably priced into the bond market. Also, we believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.


--------------------------------------------------------------------------------
4                                            2000 Annual Report to Shareholders

In our judgment, a number of factors bode well for the municipal market. The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipal securities expected in 2000. Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding municipal securities, even in a downturn. And lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the prospects for the municipal bond market.

In closing, thank you for investing in the Smith Barney New Jersey Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon              /s/ Joseph P. Deane

Heath B. McLendon                  Joseph P. Deane
Chairman                           Vice President and Investment Officer


April 15, 2000


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                Net Asset Value
              ------------------
              Beginning   End     Income    Capital Gain    Return      Total
Year Ended     of Year  of Year  Dividends  Distributions of Capital  Returns(1)
================================================================================
3/31/00      $  13.26  $  11.96   $  0.64     $   0.10     $   0.00     (4.28)%
--------------------------------------------------------------------------------
3/31/99         13.44     13.26      0.66         0.23         0.00      5.41
--------------------------------------------------------------------------------
3/31/98         12.92     13.44      0.71         0.06         0.00     10.20
--------------------------------------------------------------------------------
3/31/97         12.88     12.92      0.68         0.00         0.00      5.74
--------------------------------------------------------------------------------
3/31/96         12.62     12.88      0.70         0.00         0.00      7.77
--------------------------------------------------------------------------------
3/31/95         12.55     12.62      0.70         0.00         0.00      6.37
--------------------------------------------------------------------------------
3/31/94         13.16     12.55      0.70         0.15         0.00      1.66
--------------------------------------------------------------------------------
3/31/93         12.44     13.16      0.75         0.14         0.01     13.49
--------------------------------------------------------------------------------
3/31/92         12.17     12.44      0.77         0.13         0.04     10.22
--------------------------------------------------------------------------------
3/31/91         11.92     12.17      0.83         0.05         0.01      9.89
================================================================================
Total                             $  7.14     $   0.86     $   0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

               Net Asset Value
             ------------------
              Beginning   End     Income   Capital Gain     Return      Total
Year Ended     of Year  of Year  Dividends Distributions  of Capital  Returns(1)
================================================================================
3/31/00      $  13.25  $  11.95   $  0.57    $  0.10       $  0.00     (4.82)%
--------------------------------------------------------------------------------
3/31/99         13.44     13.25      0.59       0.23          0.00      4.80
--------------------------------------------------------------------------------
3/31/98         12.92     13.44      0.64       0.06          0.00      9.66
--------------------------------------------------------------------------------
3/31/97         12.88     12.92      0.62       0.00          0.00      5.23
--------------------------------------------------------------------------------
3/31/96         12.62     12.88      0.63       0.00          0.00      7.20
--------------------------------------------------------------------------------
3/31/95         12.55     12.62      0.62       0.00          0.00      5.76
--------------------------------------------------------------------------------
3/31/94         13.16     12.55      0.63       0.15          0.00      1.15
--------------------------------------------------------------------------------
Inception* -
3/31/93         12.75     13.16      0.27       0.14          0.01      6.60+
================================================================================
Total                               $4.57    $  0.68         $0.01
================================================================================

--------------------------------------------------------------------------------
6                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                Net Asset Value
              ------------------
              Beginning   End     Income    Capital Gain     Return     Total
Year Ended    of Year   of Year  Dividends  Distributions  of Capital Returns(1)
================================================================================
3/31/00      $  13.25  $  11.95   $  0.56      $  0.10      $  0.00     (4.86)%
--------------------------------------------------------------------------------
3/31/99         13.43     13.25      0.58         0.23         0.00      4.78
--------------------------------------------------------------------------------
3/31/98         12.92     13.43      0.63         0.06         0.00      9.50
--------------------------------------------------------------------------------
3/31/97         12.88     12.92      0.61         0.00         0.00      5.17
--------------------------------------------------------------------------------
3/31/96         12.62     12.88      0.63         0.00         0.00      7.17
--------------------------------------------------------------------------------
Inception* -
3/31/95         11.86     12.62      0.18         0.00         0.00      8.01+
================================================================================
Total                               $3.19      $  0.39      $  0.00
================================================================================
It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                                 Without Sales Charges(1)
                                            ----------------------------------
                                            Class A       Class B      Class L
================================================================================
Year Ended 3/31/00                           (4.28)%      (4.82)%      (4.86)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                      4.85         4.29         4.23
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                       6.53          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00                    7.09         4.72         5.51
================================================================================

                                                    With Sales Charges(2)
                                            ----------------------------------
                                            Class A       Class B      Class L
================================================================================
Year Ended 3/31/00                           (8.09)%      (8.88)%      (6.68)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                      3.99         4.13         4.02
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                       6.10          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00                    6.72         4.72         5.31
================================================================================


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                   7

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
================================================================================
Class A (3/31/90* through 3/31/00)                        88.32%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/00)                      40.72
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/00)                      32.89
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
8                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
                  Smith Barney New Jersey Municipals Fund Inc.
                    vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             March 1990-- March 2000

                                     [GRAPH]

                               SB NEW JERSEY                   LEHMAN
                                MUNICIPALS                 BROS MUNICIPAL
                               -------------               --------------
        3/31/90                   9,597                        10,000
         Mar-91                  10,546                        10,922
         Mar-92                  11,623                        12,013
         Mar-93                  13,191                        13,517
         Mar-94                  13,410                        13,831
         Mar-95                  14,264                        14,860
         Mar-96                  15,372                        16,105
         Mar-97                  16,255                        16,982
         Mar-98                  17,912                        18,801
         Mar-99                  18,881                        19,967
         Mar-00                  18,074                        19,950

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1999, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  9

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                 March 31, 2000
--------------------------------------------------------------------------------
Portfolio Breakdown

                                     [GRAPH]

Transportation                  13.7%
Solid Waste                      2.9%
Life Care                        5.2%
General Obligation               8.4%
Hospital                        20.4%
Utilities                        6.8%
Other                           10.6%
Education                        9.1%
Industrial Development          16.2%
Pollution Control                2.7%
Housing                          4.0%

Summary of Investments by Combined Ratings

                      Standard &     Percentage of
Moody's     and/or      Poor's    Total Investments
---------------------------------------------------
Aaa                      AAA            46.1%
Aa                       AA             13.3
A                        A               2.0
Baa                      BBB            17.9
Ba                       BB              3.5
B                        B               2.1
VMIG 1                   A-1             0.3
NR                       NR             14.8
                                       -----
                                       100.0%
                                       =====

--------------------------------------------------------------------------------
10                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                           March 31, 2000
--------------------------------------------------------------------------------

FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Education -- 9.1%
                         East Orange Board of Education, COP, FSA-Insured:
$1,400,000        AAA      Zero coupon due 8/1/14                                   $  633,500
 1,000,000        AAA      Zero coupon due 8/1/15                                      423,750
 1,845,000        AAA      Zero coupon due 2/1/19                                      620,381
 2,845,000        AAA      Zero coupon due 2/1/23                                      743,256
 2,845,000        AAA      Zero coupon due 2/1/27                                      583,225
   750,000        AAA    Hamilton Township-Mercer County Board of Education,
                           COP, Series B, FSA-Insured, 7.000% due 12/15/15             779,062
 1,000,000        AAA    Lumberton Township School District, COP, MBIA-Insured,
                           6.100% due 10/1/13                                        1,030,000
   550,000        Aa3*   New Jersey EDA Revenue, Princeton Montessori Society,
                           LOC Banque National De Paris, Series S, 6.500% due 6/1/12   565,125
                         New Jersey State Educational Facilities Financing
                          Authority Revenue:
   950,000        NR       Caldwell College, Series A, 7.250% due 7/1/25               971,375
 2,700,000        NR       Fairleigh Dickinson University, Series C,
                             6.625% due 7/1/23                                       2,676,375
   550,000        BBB      Monmouth University, Series D, 5.125% due 7/1/24            468,188
 1,250,000        AAA      Seton Hall University Project, Series F, AMBAC-Insured,
                           5.000% due 7/1/21                                        1,123,438
                           St. Peters College, Series B:
 1,000,000        BBB        5.375% due 7/1/18                                         896,250
 2,000,000        BBB        5.500% due 7/1/27                                       1,755,000
 2,255,000        AAA    New Jersey State Higher Education Assistance Authority,
                           Student Loan Revenue, New Jersey Class Loan Program,
                           Series A, MBIA-Insured, 5.800% due 6/1/16 (b)             2,243,725
                         Rutgers State University Revenue:
   600,000        AA       Refunding, Series A, 6.400% due 5/1/13                      657,750
 1,905,000        AA       Series U, 5.000% due 5/1/21                               1,714,500
----------------------------------------------------------------------------------------------
                                                                                    17,884,900
----------------------------------------------------------------------------------------------
General Obligation -- 8.4%
   850,000        AAA    Essex County Improvement Authority, Lease Revenue, GO,
                           AMBAC-Insured, 5.125% due 4/1/29                            769,250
   200,000        AAA    Hudson County GO, FGIC-Insured, 6.550% due 7/1/10             222,500
   500,000        AAA    Jersey City GO, Series 1991B, FSA-Insured,
                           8.400% due 5/15/06                                          591,250
   650,000        AAA    Lakewood Township School District, GO, Series 92,
                           AMBAC-Insured, 6.250% due 2/15/11                           707,687
                         Morris Township GO:
   550,000        Aa1*     6.550% due 7/1/09                                           610,500
   550,000        Aa1*     6.550% due 7/1/10                                           613,250
   500,000        Aa1*     6.550% due 7/1/11                                           560,000
 9,000,000        AA+    New Jersey State GO, 4.500% due 2/1/18                      7,728,750
 1,500,000        AAA    North Bergen Township GO, FSA-Insured,
                           8.000% due 8/15/07                                        1,777,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                 11

--------------------------------------------------------------------------------
Schedule of Investments  (continued)                              March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
General Obligation -- 8.4% (continued)
 $ 500,000        AAA    South Amboy GO, MBIA-Insured, 6.375% due 12/1/10           $  524,375
   854,000        AAA    Weehawken Township GO, FSA-Insured, 6.350% due 7/1/07         886,025
                         West Windsor/Plainsboro GO, Regional School District:
   180,000        AA       6.750% due 4/1/06                                           196,875
   490,000        AA       6.750% due 4/1/07                                           540,838
   435,000        AA       6.800% due 4/1/08                                           485,569
   170,000        AA       6.800% due 4/1/09                                           191,250
----------------------------------------------------------------------------------------------
                                                                                    16,405,619
----------------------------------------------------------------------------------------------

Hospital -- 20.4%
                         Camden County Improvement Authority Revenue:
 3,775,000        B1*      Health Care Redevelopment Project, Cooper Health,
                             5.875% due 2/15/15                                      2,727,437
 1,000,000        AAA      Health Systems, Catholic Health East, Series B,
                             AMBAC-Insured, 5.000% due 11/15/18                        905,000
 2,500,000        AAA    New Jersey EDA, Nursing Home Revenue, RWJ Health
                           Care Corp., FSA-Insured, 6.500% due 7/1/24                2,634,375
                         New Jersey Health Care Facilities Financing Authority Revenue:
 1,715,000        Aaa*     Bayonne Hospital Obligation Group, FSA-Insured,
                             4.750% due 7/1/27                                       1,432,025
                         Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured:
 1,200,000        AAA      Pre-Refunded -- Escrowed with U.S. government
                             securities to 7/1/01 Call @ 102, 6.500% due 7/1/12      1,251,000
                           Unrefunded Balance:
   200,000        AAA        6.500% due 7/1/12                                         208,000
   850,000        AAA        6.500% due 7/1/21                                         886,125
                         Columbus Hospital, Series A:
   450,000        B          7.200% due 7/1/01                                         451,368
 1,000,000        B          7.500% due 7/1/21                                         937,500
 2,300,000        Baa2*    Deborah Heart & Lung Center, 6.300% due 7/1/23            2,147,625
   750,000        BBB+     East Orange General Hospital, Series B, 7.750% due 7/1/20   766,650
 1,250,000        AAA      Hackensack University Medical Center, MBIA-Insured,
                             Series B, 5.200% due 1/1/28                             1,129,687
                           Medical Center at Princeton Obligation Group,
                             AMBAC-Insured:
 1,000,000        AAA          5.000% due 7/1/23                                       883,750
   750,000        AAA          5.000% due 7/1/28                                       654,375
   825,000        AAA      Medical Center of Ocean County, FSA-Insured,
                             6.750% due 7/1/20                                         863,156
   825,000        AAA      Muhlenberg Regional Medical Center, Series B,
                             AMBAC-Insured, 8.000% due 7/1/18                          834,240
   295,000        Ba3*     Newcomb Medical Center, Series A, 7.875% due 7/1/03         300,460
                           Pascack Valley Hospital Association:
 2,000,000        BBB-       5.125% due 7/1/18                                       1,555,000
 5,000,000        BBB-       5.125% due 7/1/28                                       3,631,250


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments  (continued)                              March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Hospital -- 20.4% (continued)
$3,700,000        NR     Raritan Bay Medical Center, 7.250% due 7/1/27             $ 3,325,375
 2,000,000        Baa1*  Southern Ocean County Hospital, Series A,
                           6.250% due 7/1/23                                         1,867,500
                         St. Barnabas Hospital Obligation Group, MBIA-Insured:
   750,000        AAA      Zero coupon due 7/1/16                                      299,062
 3,700,000        AAA      Zero coupon due 7/1/17                                    1,382,875
 3,450,000        AAA      Zero coupon due 7/1/23                                      875,437
 2,500,000        Aaa*   St. Barnabas Medical Center, MBIA-Insured, Series A,
                           5.000% due 7/1/23                                         2,206,250
 2,000,000        BBB-   St. Elizabeth's Hospital, 6.000% due 7/1/14                 1,770,000
 2,750,000        Baa1*  St. Mary Hospital, 5.875% due 7/1/12                        2,849,687
 1,500,000        AAA      University of Medicine & Dentistry, Series A,
                           MBIA-Insured, 5.000% due 9/1/22                           1,331,250
----------------------------------------------------------------------------------------------
                                                                                    40,106,459
----------------------------------------------------------------------------------------------

Housing: Multi-Family -- 2.7%
 1,500,000        AAA    Newark Housing Financing Corp., Mortgage Revenue,
                           Refunding, Manor Apartments, Series A, FHA-Insured,
                           7.500% due 2/15/24                                         1,584,375
                         New Jersey State Housing & Mortgage Finance Agency,
                           Multi-Family Housing Revenue:
 2,550,000        AAA      Presidential Plaza, Series 1, FHA-Insured,
                             7.000% due 5/1/30                                       2,664,750
 1,000,000        AA       Regency Park Project, Series H, GNMA-Collateralized,
                             7.700% due 11/1/30                                      1,022,510
----------------------------------------------------------------------------------------------
                                                                                     5,271,635
----------------------------------------------------------------------------------------------

Housing: Single-Family -- 1.3%
 2,250,000        AAA    New Jersey State Housing & Mortgage Finance Agency
                           Revenue, Home Buyer, Series Z, MBIA-Insured,
                           5.700% due 10/1/17                                        2,255,625
   380,000        AAA    Virgin Islands HFA, Single-Family Mortgage Revenue,
                           Series A, GNMA-Collateralized, 6.500% due 3/1/25 (b)        389,025
----------------------------------------------------------------------------------------------
                                                                                     2,644,650
----------------------------------------------------------------------------------------------

Industrial Development -- 16.2%
   650,000        BBB+   Essex County Improvement Authority, Lease Revenue,
                           6.600% due 4/1/14                                           700,375
                         New Jersey EDA, EDR:
 1,495,000        BBB      Preston Trucking Co., 6.500% due 9/1/14                   1,511,819
   945,000        Aaa*     Series L, 7.100% due 12/1/11 (b)                            983,981
 1,320,000        NR       Station Plaza Park and Ride LP Project,
                             6.625% due 7/1/03 (b)                                   1,329,900
 1,000,000        NR       Trane Division, 1990 Project, 9.500% due 9/1/00           1,012,590
 1,235,000        NR       Zirbser-Greenbriar Inc., Series A, 7.375% due 7/15/03     1,264,331


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                 13

--------------------------------------------------------------------------------
Schedule of Investments  (continued)                              March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Industrial Development -- 16.2% (continued)
$1,500,000        BB+    New Jersey EDA, Electric Energy Facility Revenue,
                           Vineland Cogeneration LP Project, 7.875% due 6/1/19 (b)  $1,573,125
 1,000,000        AAA    New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                           Series A, AMBAC-Insured, 6.350% due 10/1/22               1,038,750
                         New Jersey EDA, Revenue:
                           Cadbury Corp. Project, ACA-Insured, Series A:
   750,000          A        5.500% due 7/1/18                                         711,562
 1,250,000          A        5.500% due 7/1/28                                       1,150,000
                           First Mortgage, Fellowship Village, Series A:
 2,000,000        BBB-       5.500% due 1/1/18                                       1,630,000
 2,500,000        BBB-       5.500% due 1/1/25                                       1,943,750
                           Harrogate Inc., Series A:
 2,000,000        BBB        5.750% due 12/1/16                                      1,867,500
 1,500,000        BBB        5.875% due 12/1/26                                      1,355,625
 1,000,000        A+       Morris Hall/St. Lawrence Project, Series A,
                             LOC CoreStates First Bank, 6.250% due 4/1/25            1,015,000
   970,000        Aa3*   Series A-3, (Pre-Refunded -- Escrowed with U.S.
                             government securities to 12/1/02 Call @ 101.50),
                             6.550% due 12/1/07 (b)(d)                                 999,100
 3,750,000         NR      Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28    2,887,500
 3,890,000         BB    New Jersey EDA, Special Facility Revenue, Continental
                           Airlines Inc. Project, 5.500% due 4/1/28 (b)              3,112,000
 1,000,000        AAA    New Jersey EDA, State Contract, Economic Recovery
                           Revenue, Series A, FSA-Insured, 6.000% due 3/15/21        1,012,500
 3,000,000        Aaa*   New Jersey EDA, State Lease Revenue, Bergen County
                           Administration Complex, MBIA-Insured,
                           4.750% due 11/15/26                                       2,550,000
 1,500,000        BBB+   New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                           Series 1994, 7.300% due 9/1/19                            1,584,375
   500,000        A-1+   New Jersey EDA, Water Facilities Revenue, United Water
                           Project, Series C, AMBAC-Insured, 4.150% due
                           11/1/25 (b)(c)                                              500,000
----------------------------------------------------------------------------------------------
                                                                                    31,733,783
----------------------------------------------------------------------------------------------

Life Care -- 5.2%
                         New Jersey EDA, EDR:
   905,000        Aaa*     Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                           7.375% due 12/20/06                                         944,847
 5,250,000        BBB-     Refunding United Methodist Homes, 5.125% due 7/1/25       3,845,625
                         New Jersey EDA Revenue, First Mortgage, Keswick Pines:
 2,885,000        NR       5.700% due 1/1/18                                         2,398,156
 2,800,000        NR       5.750% due 1/1/24                                         2,254,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Life Care -- 5.2% (continued)
 $ 735,000        AAA    New Jersey Health Care Facilities Financing Authority Revenue,
                           Spectrum for Living, Series B, FHA-Insured,
                           6.500% due 2/1/22                                       $   757,969
----------------------------------------------------------------------------------------------
                                                                                    10,200,597
----------------------------------------------------------------------------------------------

Miscellaneous -- 10.1%
   615,000          A    Atlantic City COP, Series 1991, 8.875% due 1/15/13            803,344
 2,500,000        AAA    Atlantic County COP, Public Facilities Lease Agreements,
                           FGIC-Insured, 7.400% due 3/1/09 (c)                       2,906,250
 5,000,000        AAA    Casino Reinvestment Development Authority Parking Fee
                           Revenue, Series A, FSA-Insured, 5.250% due 10/1/16        4,825,000
 1,000,000        AAA    Essex County Improvement Authority, Parking Facilities
                           Revenue, AMBAC-Insured, 5.000% due 10/1/17                  926,250
   240,000          A+   Hudson County Improvement Authority, (Essential Purpose
                           Pooled Governmental Loan Project), Series 1986,
                           Remarketed 11/1/90, 7.600% due 8/1/25                       246,540
 1,525,000        AAA    Monmouth County Improvement Authority Revenue,
                           Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19      1,538,344
 1,000,000        Aaa*   Morristown Parking Authority, Guaranteed Revenue,
                           FSA-Insured, 5.150% due 8/1/25                              910,000
 1,750,000        AAA    New Brunswick Housing Authority, Lease Revenue, Rutgers
                           University, FGIC-Insured, 4.750% due 7/1/18               1,546,563
 1,000,000        AAA    New Brunswick Parking Authority Revenue, Series A,
                           FGIC-Insured, 6.500% due 9/1/19                           1,033,750
   480,000        BBB++  New Jersey EDA, EDR, National Association of Accountants,
                             7.650% due 7/1/09                                         495,000
 1,000,000         NR    New Jersey EDA, Waste Paper Recycling Revenue,
                           (Marcal Paper Mills Inc. Project), 8.500% due 2/1/10 (b)  1,097,500
 3,000,000        AAA    New Jersey Sports and Exposition Authority, Monmouth Park,
                           Series A, (Pre-Refunded--Escrowed with U.S. government
                           securities to 1/1/05 Call @ 102), 8.000% due 1/1/25       3,431,250
----------------------------------------------------------------------------------------------
                                                                                    19,759,791
----------------------------------------------------------------------------------------------

Pollution Control -- 2.7%
                         Middlesex County Pollution Control Authority Financing
                         Revenue, Amerada Hess Corp.:
 1,000,000         NR        7.875% due 6/1/22                                       1,086,250
 2,000,000         NR        6.875% due 12/1/22                                      2,020,000
 2,030,000         NR    New Jersey EDA, Revenue, Sewer Facilities,
                           Atlantic City Sewer Co., 7.250% due 12/1/11 (b)           2,131,500
----------------------------------------------------------------------------------------------
                                                                                     5,237,750
----------------------------------------------------------------------------------------------

Solid Waste -- 2.9%
 1,950,000         BB++  Atlantic County Utilities Authority, Solid Waste Revenue,
                           7.125% due 3/1/16                                         1,859,813


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  15

--------------------------------------------------------------------------------
Schedule of Investments  (continued)                              March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Solid Waste -- 2.9% (continued)
$2,500,000        Aa2*   Mercer County Improvement Authority, County Guaranteed
                           Solid Waste Revenue, 5.750% due 9/15/16                 $ 2,540,625
 1,250,000        Aa3*   New Jersey EDA, Solid Waste Revenue Disposal Facility,
                           Garden State Paper Co., LOC Toronto Dominion Bank,
                           7.125% due 4/1/22                                         1,275,000
----------------------------------------------------------------------------------------------
                                                                                     5,675,438
----------------------------------------------------------------------------------------------

Transportation -- 13.7%
   800,000       Baa1*   Essex County Improvement Authority, Airport Project
                           Revenue, 6.800% due 11/1/21 (b)                             811,000
 1,000,000       Baa1*   New Jersey EDA, EDR, (American Airlines Inc. Project),
                           7.100% due 11/1/31 (b)                                    1,021,250
 6,000,000        AAA    New Jersey EDA, Transportation Project, Sublease, Series A,
                           FSA-Insured, 5.250% due 5/1/17                            5,767,500
 3,000,000         AA-   New Jersey State Highway Authority Garden State Parkway,
                           General Revenue, Series Parkway, 5.625% due 1/1/30        2,955,000
 3,780,000         AA    New Jersey State Transportation Trust Fund Authority,
                           Transportation System, Series A, 5.000% due 6/15/17       3,491,775
                         Port Authority of New York & New Jersey,
                           Special Obligation Revenue:
 3,500,000         NR        5th Installment, 6.750% due 10/1/19 (b)                 3,561,250
 2,000,000        AAA        96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)       2,097,500
 7,885,000        AAA    South Jersey Transportation Authority, Transportation
                           System Revenue, AMBAC-Insured, 5.125% due 11/1/22         7,204,919
----------------------------------------------------------------------------------------------
                                                                                     6,910,194
----------------------------------------------------------------------------------------------

Utilities -- 6.8%
   700,000       Baa1*   Beachwood Sewer Authority Revenue, Jr. Lien,
                           6.500% due 12/1/12                                          730,625
 1,000,000        AAA    Bordentown Sewer Authority Revenue, Series C,
                           MBIA-Insured, 6.900% due 12/1/16                          1,029,870
 1,000,000        AAA    Camden County Municipal Utilities Authority,
                           Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17             956,250
 2,500,000        AAA    Hamilton Township, Atlantic County Municipal Utilities
                           Authority, FGIC-Insured, 5.000% due 8/15/17               2,309,375
 1,385,000        AAA    Kearny Municipal Utilities Authority Revenue,
                           FGIC-Insured, 7.300% due 11/15/18                         1,623,913
 1,300,000        AAA    Middlesex County Improvement Authority, Utilities System
                           Revenue, Perth Amboy Franchise Project, Series A,
                           AMBAC-Insured, 5.000% due 9/1/29                          1,150,500
 1,000,000        AAA    Middlesex County Utilities Authority, Sewer Revenue,
                           Series A, MBIA-Insured, 6.250% due 8/15/10                1,076,250
 1,000,000        AAA    New Jersey EDA, Natural Gas Facilities Revenue,
                           (New Jersey Natural Gas Co. Project), Series A,
                           AMBAC-Insured, 6.250% due 8/1/24                          1,028,750


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments  (continued)                              March 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT         RATING(a)         SECURITY                                              VALUE
==============================================================================================
Utilities -- 6.8% (continued)
$  750,000        AAA    Old Bridge Township Municipal Utilities Authority Revenue,
                           FGIC-Insured, 6.400% due 11/1/09                   $        794,063
 1,000,000        AAA    Southeast Morris County Municipal Utilities Authority,
                           Water Revenue, Series A, FGIC-Insured, 6.500% due 1/1/11  1,032,300
                         Union County Utilities Authority:
                           Capital Appreciation, County Deficiency, Series C2:
   310,000        Aaa*       Zero coupon due 6/15/13                                   150,738
   310,000        Aaa*       Zero coupon due 6/15/14                                   141,438
   310,000        Aaa*       Zero coupon due 6/15/15                                   132,525
   305,000        Aaa*       Zero coupon due 6/15/16                                   122,000
   310,000        Aaa*       Zero coupon due 6/15/17                                   116,250
   310,000        Aaa*       Zero coupon due 6/15/18                                   108,888
 1,000,000        AAA      Sr. Lease Obligation, Ogden Martin, Series A,
                             5.000% due 6/1/23 (b)                                     878,750
----------------------------------------------------------------------------------------------
                                                                                    13,382,485
----------------------------------------------------------------------------------------------

Water and Sewer -- 0.5%
 1,000,000         NR    New Jersey EDA Water Facilities Revenue, (American
                           Water Co. Inc. Project), 7.400% due 11/1/01 (b)           1,020,000
----------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $204,859,216**)                                 $196,233,301
==============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 18 through 20 for definitions of ratings and certain security descriptions.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                 17

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
18                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA -- Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB -- Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB   -- Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR   -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.



--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  19

--------------------------------------------------------------------------------
Security Descriptions (unaudtied)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
ACA     -- American Credit Association
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDR     -- Economic Development Revenue
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation Bonds
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
20                                       2000 Annual Report to Shareholders

----------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 March 31, 2000
----------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost-- $204,859,216)                         $196,233,301
  Cash                                                                      50,399
  Interest receivable                                                    3,560,983
  Receivable for Fund shares sold                                          730,712
----------------------------------------------------------------------------------
Total Assets                                                           200,575,395
----------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                        371,081
  Fund shares purchased                                                     69,526
  Investment advisory fees payable                                          50,244
  Administration fees payable                                               37,065
  Distribution fees payable                                                 26,735
  Accrued expenses                                                          61,275
----------------------------------------------------------------------------------
  Total Liabilities                                                        615,926
----------------------------------------------------------------------------------
Total Net Assets                                                      $199,959,469
==================================================================================
NET ASSETS:
  Par value of capital shares                                         $     16,723
  Capital paid in excess of par value                                  212,337,626
  Undistributed net investment income                                      383,275
  Accumulated net realized loss from security transactions              (4,152,240)
  Net unrealized depreciation of investments                            (8,625,915)
----------------------------------------------------------------------------------
Total Net Assets                                                      $199,959,469
==================================================================================
Shares Outstanding:
  Class A                                                               11,398,333
  --------------------------------------------------------------------------------
  Class B                                                                4,609,734
  --------------------------------------------------------------------------------
  Class L                                                                  714,941
  --------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                      $      11.96
  --------------------------------------------------------------------------------
  Class B *                                                           $      11.95
  --------------------------------------------------------------------------------
  Class L **                                                          $      11.95
  --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)   $      12.46
  --------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)   $      12.07
==================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                 21

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $ 13,434,042
--------------------------------------------------------------------------------

EXPENSES:
  Distribution fees (Note 4)                                            699,458
  Investment advisory fees (Note 4)                                     672,124
  Administration fees (Note 4)                                          448,083
  Shareholder and system servicing fees                                  83,169
  Audit and legal                                                        35,107
  Shareholder communications                                             24,024
  Registration fees                                                      22,057
  Pricing service fees                                                   21,050
  Directors' fees                                                        14,541
  Custody                                                                12,098
  Other                                                                  10,835
--------------------------------------------------------------------------------
  Total Expenses                                                      2,042,546
--------------------------------------------------------------------------------
Net Investment Income                                                11,391,496
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              77,088,024
    Cost of securities sold                                          81,233,418
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (4,145,394)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of year                                                 9,928,846
    End of year                                                      (8,625,915)
--------------------------------------------------------------------------------
Increase in Net Unrealized Depreciation                             (18,554,761)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (22,700,155)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(11,308,659)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                           2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                         2000             1999
================================================================================
OPERATIONS:
   Net investment income                             $ 11,391,496  $ 11,387,917
   Net realized gain (loss)                            (4,145,394)    4,425,358
   Increase in net unrealized depreciation            (18,554,761)   (3,694,376)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations  (11,308,659)   12,118,899
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
   Net investment income                              (11,004,883)  (11,425,954)
   Net realized gains                                  (1,749,720)   (4,138,625)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                    (12,754,603)  (15,564,579)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                    33,842,730    37,708,339
   Net asset value of shares issued for
   reinvestment of dividends                            7,394,209     9,304,918
   Cost of shares reacquired                          (65,236,571)  (25,846,205)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                          (23,999,632)   21,167,052
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                      (48,062,894)   17,721,372
NET ASSETS:
   Beginning of year                                  248,022,363   230,300,991
--------------------------------------------------------------------------------
   End of year*                                      $199,959,469  $248,022,363
================================================================================
* Includes undistributed (overdistributed)
   net investment income of:                         $    383,275  $     (3,338)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Fund paid transfer agent fees of $32,044 to CFTC.

CFBDS, Inc. ("CFBDS"), acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2000, SSB and CFBDS received sales charges of $144,000 and $25,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                 Class A    Class B   Class L
================================================================================
CDSCs                                            $15,000    $93,000    $2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended March 31, 2000, total Distribution Plan fees incurred were:

                                                 Class A    Class B   Class L
================================================================================
Distribution Plan Fees                          $228,500   $404,862   $66,096
================================================================================

All officers and one Director of the Fund are employees of SSB.

5. Investments

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $46,810,016
--------------------------------------------------------------------------------
Sales                                                                 77,088,024
================================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  4,581,307
Gross unrealized depreciation                                       (13,207,222)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (8,625,915)
================================================================================


--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2000, the Fund had, for Federal income tax purposes, approximately $1,315,000 of unused capital loss carryforwards expiring March 31, 2008 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Capital Shares

At March 31, 2000, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                          Class A        Class B        Class L
================================================================================
Total Paid-in Capital                  $141,101,374    $61,664,443    $9,588,532
================================================================================

Transactions in shares of each class were as follows:

                                             Year Ended                     Year Ended
                                           March 31, 2000                 March 31, 1999
                                   --------------------------      --------------------------
                                       Shares        Amount          Shares          Amount
=============================================================================================
Class A
Shares sold                         1,907,027    $ 23,527,964       1,710,440    $ 23,029,562
Shares issued on reinvestment         405,630       4,989,583         468,877       6,294,593
Shares reacquired                  (3,701,369)    (45,420,891)     (1,171,864)    (15,777,162)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,388,712)   $(16,903,344)      1,007,453    $ 13,546,993
=============================================================================================
Class B
Shares sold                           577,215    $  7,166,572         834,214    $ 11,214,455
Shares issued on reinvestment         167,342       2,056,689         198,587       2,663,886
Shares reacquired                  (1,367,865)    (16,785,900)       (694,084)     (9,335,744)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)              (623,308)   $ (7,562,639)        338,717    $  4,542,597
=============================================================================================
Class L+
Shares sold                           248,648    $  3,148,194         256,602    $  3,464,322
Shares issued on reinvestment          28,338         347,937          25,853         346,439
Shares reacquired                    (248,369)     (3,029,780)        (54,400)       (733,299)
---------------------------------------------------------------------------------------------
Net Increase                           28,617    $    466,351         228,055    $  3,077,462
=============================================================================================
+ On June 12, 1998, Class C shares were renamed Class L shares

--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class A Shares                              2000(1)     1999(1)       1998        1997        1996
==================================================================================================
Net Asset Value, Beginning of Year        $  13.26    $  13.44    $  12.92    $  12.88    $  12.62
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.65        0.66        0.70        0.70        0.70
  Net realized and unrealized gain (loss)    (1.21)       0.05        0.59        0.02        0.26
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.56)       0.71        1.29        0.72        0.96
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.64)      (0.66)      (0.71)      (0.68)      (0.70)
  Net realized gains                         (0.10)      (0.23)      (0.06)         --          --
--------------------------------------------------------------------------------------------------
Total Distributions                          (0.74)      (0.89)      (0.77)      (0.68)      (0.70)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  11.96    $  13.26    $  13.44    $  12.92    $  12.88
--------------------------------------------------------------------------------------------------
Total Return                                 (4.28)%      5.41%      10.20%       5.74%       7.77%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year(millions)         $    136    $    170       $ 158    $    148    $    154
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.74%       0.75%       0.75%       0.76%       0.84%
  Net investment income                       5.26        4.89        5.22        5.44        5.41
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         21%         52%         55%         36%         22%
==================================================================================================
(1)  Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class B Shares                               2000(1)      1999(1)        1998          1997          1996
==========================================================================================================
Net Asset Value, Beginning of Year        $   13.25    $   13.44    $   12.92     $   12.88     $   12.62
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.59         0.59         0.63          0.64          0.63
  Net realized and unrealized gain (loss)     (1.22)        0.04         0.59          0.02          0.26
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.63)        0.63         1.22          0.66          0.89
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.57)       (0.59)       (0.64)        (0.62)        (0.63)
  Net realized gains                          (0.10)       (0.23)       (0.06)           --            --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.67)       (0.82)       (0.70)        (0.62)        (0.63)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $   11.95    $   13.25    $   13.44     $   12.92     $   12.88
----------------------------------------------------------------------------------------------------------
Total Return                                  (4.82)%       4.80%        9.66%         5.23%         7.20%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $  55,108    $  69,350    $  65,773     $  62,249     $  63,272
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.26%        1.28%        1.27%         1.28%         1.36%
  Net investment income                        4.74         4.37         4.70          4.92          4.90
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          21%          52%          55%           36%           22%
==========================================================================================================
(1)  Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class L Shares                              2000(1)      1999(1)(2)           1998          1997          1996
==============================================================================================================
Net Asset Value, Beginning of Year        $  13.25       $   13.43       $   12.92     $   12.88     $   12.62
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.59            0.58            0.61          0.63          0.62
  Net realized and unrealized gain (loss)    (1.23)           0.05            0.59          0.02          0.27
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.64)           0.63            1.20          0.65          0.89
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.56)          (0.58)          (0.63)        (0.61)        (0.63)
  Net realized gains                         (0.10)          (0.23)          (0.06)           --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.66)          (0.81)          (0.69)        (0.61)        (0.63)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  11.95       $   13.25       $   13.43     $   12.92     $   12.88
--------------------------------------------------------------------------------------------------------------
Total Return                                 (4.86)%          4.78%           9.50%         5.17%         7.17%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $  8,544       $   9,093       $   6,153     $   4,861     $   3,812
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.32%           1.32%           1.39%         1.32%         1.41%
  Net investment income                       4.70            4.32            4.58          4.88          4.82
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         21%             52%             55%           36%           22%
==============================================================================================================
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditor's' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney New Jersey Municipals Fund Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                              /S/ KPMG LLP


New York, New York
May 11, 2000


--------------------------------------------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.                                  31

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

 .    100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

 .    Long-term capital gain distributions paid of $1,553,443.



--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]


Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt Dorsett
Elliot Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius Rose

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney New Jersey
Municipals Fund Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0370 5/00